UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 — January 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSVEX

Putnam Strategic Volatility Equity Fund

Semiannual report
1|31|14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Strategic Volatility
Equity Fund

Semiannual report
1 | 31 | 14

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	22

Shareholder meeting results	46

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In early 2014, stock prices fluctuated while most bond markets advanced, reversing the trends that dominated the two asset classes during 2013. Although the economic recovery appears to remain intact and previous market forces may re-emerge, the shift in short-term trends reminds investors once again about the value of portfolio diversification.

In this environment, we believe Putnam’s commitment to active fundamental research and taking a proactive view about risk is well suited to uncovering attractive investment opportunities.

We are pleased to report that this focus continues to earn Putnam high marks among industry peers. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes.

Lastly, for guidance on today’s markets, we also believe that you are well served by consulting with your financial advisor, who can help you assess your individual needs, time horizon, and risk tolerance — crucial for guiding you toward your investment goals.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

The U.S. equity market did well during the past six months, Rob. How did the fund perform during this period?

The fund also had positive returns, posting a total return of 5.67% for the six months ended January 31, 2014. This return was driven by opportune stock picking in the information technology, health-care, and industrials sectors. Versus its benchmark, however, the fund came up short of the 6.85% return of the S&P 500 Index. This shortfall was mostly attributable to the fund’s option strategy. While this strategy is an integral part of our process, we did not get the full benefits of its downside protection during a period of rising equity valuations and, thus, it proved to be a modest drag on our relative performance.

Since this is a relatively new product, would you remind us of its objective and the potential benefits it seeks to provide?

Putnam Strategic Volatility Equity Fund was launched in March 2013. Its objective is to generate a total return that is better than that of the U.S. equity market, as represented by the S&P 500 Index, but with comparable risk over a full market cycle [generally a minimum of three years]. We pursue this objective by seeking opportunities within the universe of low beta stocks or among those that, over time, tend to have low volatility relative to the overall stock market. We focus on low beta stocks because research generally shows that stocks with lower volatility have historically

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/14. See pages 2 and 9–10 for additional fund performance information. Index descriptions can be found on page 13.

Strategic Volatility Equity Fund	3

had better risk-adjusted returns than stocks with higher volatility.

In an effort to enhance performance and exceed our benchmark return, we combine our low beta stock selection approach with a leverage strategy that is implemented by using derivatives rather than by borrowing. Our leverage strategy involves the use of equity options that are aimed at generating income, further dampening volatility, and controlling downside risk. Investors’ greatest concern with equities is typically the unknown tail risk that can result from market crashes or from unexpected events that spur stock market sell-offs. Through the fund’s use of options, we seek to limit the downside risks of these events or, in essence, to provide protection against market sell-offs.

During the past six months — a period when the broad U.S. stock market was on a generally rising trajectory — downside risk was not an overriding issue. So while it was comforting to have the fund’s “insurance policy” — through the use of options — in place to protect against the potential downside, we had no reason to make a claim against the policy, so to speak, and the premium we paid to have it in effect limited the fund’s ability to exceed the benchmark’s return.

Yet the fund still produced a solid positive return for the six months.

That’s right. Our active stock selection process helped the fund produce a respectable result. As mentioned, stock selection was most fruitful in the information technology, health-care, and industrials sectors, where we found a number of strong performers among our picks of low-volatility stocks. These gains were somewhat offset by the fund’s limited exposure to high-volatility stocks that performed well during the period.

Allocations are shown as a percentage of the fund’s net assets as of 1/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Strategic Volatility Equity Fund

Among the fund’s strongest contributors to performance versus the benchmark were its positions in consumer electronics giant Apple, health-care services company McKesson, online retailer Amazon.com, and credit-card processor MasterCard, all of which benefited from improving economic fundamentals in the United States.

Detractors from relative performance included off-price retailer Target and technology consulting firm International Business Machines [IBM] — stocks that produced positive returns during the period but could not keep pace with the return of the S&P 500 Index. Not holding strong-performing biotechnology stocks such as Gilead Sciences and Biogen Idec — higher-volatility index constituents that don’t fit our investment strategy — also limited our results versus the benchmark. By period-end, the fund no longer held positions in Amazon.com or IBM.

Could you expand a bit on why the fund’s options strategy detracted?

As I said earlier, the principal cause of the fund’s shortfall versus the benchmark was the underperformance of the option strategies. In particular, it was mostly the fund’s call writing strategy that proved ineffectual and caused the fund to lag the S&P 500 Index.

Let’s step back and review the basics. The fund pursues two major strategies. First, it seeks to target the “beta anomaly” in the equity markets, which refers to the observation that stocks with lower volatility have historically had better risk-adjusted

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Strategic Volatility Equity Fund	5

returns than stocks with higher volatility. This anomaly creates an opportunity to pursue better risk-adjusted returns with a portfolio of stocks that historically have been less volatile than the market, rather than by investing in higher-risk stocks.

Second, the fund implements an underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To accomplish this, we write [or sell] short-term index call options, from which we earn a premium for giving up the potential of realizing unusually high returns in the short term. This strategy is generally negatively correlated to equity returns, and therefore it is not particularly helpful when equity returns rise, as they did during the reporting period. We also buy long-term index put options. Puts — which give us the right to resell assets to their original owners at an agreed-upon price — are expensive to purchase and can reduce returns, but they also can lower volatility enough to improve the portfolio’s risk-adjusted return potential. In essence, our option strategies allow us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses on the index level. These are the underlying details of the insurance policy analogy I presented earlier.

As managers of the fund, Adrian Chan and I actively manage our option strategies to reflect our current expectations of market volatility, and we adjust our use of these strategies based on anticipated changes so as to smooth out the effects of the market’s inevitable ups and downs.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Strategic Volatility Equity Fund

What is your outlook for market volatility during the next several months?

Our outlook really hasn’t changed much since our report to shareholders six months ago. We expect a continuation of the economic recovery and accommodative monetary policy in the United States and, to a lesser extent, in other major developed-world economies. We believe this should be a generally favorable environment for risk assets such as equities, although we do expect some higher volatility and potentially significant corrections along the way as the markets react to any discrete economic, fiscal, and monetary events that develop.

If stock market performance remains strong with continued low volatility, it may be difficult for the fund to outperform the benchmark, although the fund’s absolute performance could be positive and potentially quite good. We believe the risk-adjusted performance of our portfolio relative to the benchmark will be determined by the relative performance of lower beta stocks versus higher beta stocks and by the success of the fund’s option strategies. Higher volatility and major market corrections will likely be favorable to the risk-adjusted performance of our portfolio compared with that of the benchmark.

One major concern looms on the horizon, however, and that revolves around the risk of significantly higher interest rates. Standard low beta stock selection strategies entail significant interest-rate risk because their selections tend to be concentrated in interest-rate-sensitive sectors such as utilities, telecommunications, and consumer staples. By comparison, our strategy has far less interest-rate sensitivity than standard low beta strategies because our stock selection is, by design, constructed to be sector-neutral. Thus, for the most part, we remain optimistic in our near-term outlook for market.

Thanks for your insights, Rob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Schoen is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Stern School of Business at New York University and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

In addition to Rob, your fund is also managed by Adrian H. Chan, CFA®.

Strategic Volatility Equity Fund	7

IN THE NEWS

The U.S. federal deficit this year will dip to its lowest level since 2007, but the trend may be short-lived. The Congressional Budget Office (CBO) has projected that the U.S. deficit will fall to $514 billion by the end of the current fiscal year on September 30, 2014, down from $680 billion last fiscal year and the recent peak of $1.4 trillion in 2009. Government spending cuts, tax hikes, and the overall economic expansion all helped to lower the deficit, which has been the focus of intense political debate in Washington. However, in coming years as baby boomers age, spending will accelerate on such government programs as Medicare and Social Security, widening the deficit. Without more robust economic growth, spending for Social Security, Medicare (including offsetting receipts), Medicaid, the Children’s Health Insurance Program, and subsidies for health insurance purchased through exchanges will rise from 9.7% of GDP in 2014 to 11.7% in 2024, the CBO estimates.

8	Strategic Volatility Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	9.37%	3.08%	8.67%	3.67%	8.65%	7.65%	8.89%	5.08%	9.55%

6 months	5.67	–0.40	5.30	0.31	5.28	4.28	5.41	1.72	5.74

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/14

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Life of fund	16.88%	16.08%

6 months	6.85	6.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month and life-of-fund periods ended 1/31/14, there were 951 and 931 funds, respectively, in this Lipper category.

Strategic Volatility Equity Fund	9

Fund price and distribution information For the six-month period ended 1/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Income	$0.615		$0.575	$0.613	$0.577		$0.633

Capital gains	—		—	—	—		—

Total	$0.615		$0.575	$0.613	$0.577		$0.633

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/13	$10.35	$10.98	$10.32	$10.32	$10.33	$10.70	$10.36

1/31/14	10.33	10.96	10.30	10.26	10.32	10.69	10.33

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	12.55%	6.08%	11.84%	6.84%	11.82%	10.82%	12.06%	8.14%	12.73%

6 months	12.10	5.66	11.73	6.73	11.71	10.71	11.83	7.92	12.28

See the discussion following the Fund performance table on page 9 for information about the calculation of fund performance.

10	Strategic Volatility Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
7/31/13*†	1.31%	2.06%	2.06%	1.81%	1.06%

Total annual operating expenses for the fiscal
year ended 7/31/13†	4.10%	4.85%	4.85%	4.60%	3.85%

Annualized expense ratio for the six-month
period ended 1/31/14	1.30%	2.05%	2.05%	1.80%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/14.

† Other expenses are based on estimated amounts.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2013, to January 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.74	$10.61	$10.61	$9.32	$5.45

Ending value (after expenses)	$1,056.70	$1,053.00	$1,052.80	$1,054.10	$1,057.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Strategic Volatility Equity Fund	11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2014, use the following calculation method. To find the value of your investment on August 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.61	$10.41	$10.41	$9.15	$5.35

Ending value (after expenses)	$1,018.65	$1,014.87	$1,014.87	$1,016.13	$1,019.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12	Strategic Volatility Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Strategic Volatility Equity Fund	13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2014, Putnam employees had approximately $433,000,000 and the Trustees had approximately $105,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Strategic Volatility Equity Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise,

Strategic Volatility Equity Fund	15

jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013,

16	Strategic Volatility Equity Fund

the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders. (Your fund is a relatively new fund, and the Trustees initially approved your fund’s management contract in December 2012).

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an attempt to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for

Strategic Volatility Equity Fund	17

administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison will be made over a reasonable period of time, your fund will not begin accruing performance adjustments until the beginning of the fund’s thirteenth complete calendar month of operation under the management contract.

The Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small

18	Strategic Volatility Equity Fund

shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply during their fiscal years ending in 2012. These expense limitations did not apply to your fund in 2012 because it did not commence operations until March 2013. However, these limitations remain in effect and may benefit your fund in 2013. In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) of your fund through June 30, 2014 to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, any upward or downward adjustments to the fund’s base management fee, and acquired fund fees and expenses, but including payments under the fund’s investor servicing contract and investment management contract except for performance adjustments) exceed an annual rate of 1.05% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

In connection with their initial approval of your fund’s management and sub-management contract in December 2012, the Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating

Strategic Volatility Equity Fund	19

in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. Because your fund had only recently commenced operations, the Trustees were not able to consider one-year, three-year, or five-year performance for your fund.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by

20	Strategic Volatility Equity Fund

bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Strategic Volatility Equity Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Strategic Volatility Equity Fund

The fund’s portfolio 1/31/14 (Unaudited)

COMMON STOCKS (94.6%)*	Shares	Value

Aerospace and defense (2.1%)
Boeing Co. (The)	274	$34,321

General Dynamics Corp.	455	46,096

L-3 Communications Holdings, Inc.	167	18,549

		98,966
Air freight and logistics (1.3%)
United Parcel Service, Inc. Class B	647	61,614

		61,614
Airlines (1.0%)
Alaska Air Group, Inc.	156	12,335

Copa Holdings SA Class A (Panama)	74	9,672

Southwest Airlines Co.	1,222	25,601

		47,608
Beverages (2.3%)
Dr. Pepper Snapple Group, Inc.	785	37,586

PepsiCo, Inc.	923	74,172

		111,758
Chemicals (3.8%)
Albemarle Corp.	340	21,821

International Flavors & Fragrances, Inc.	339	29,385

PPG Industries, Inc.	397	72,397

Scotts Miracle-Gro Co. (The) Class A	178	10,571

Sigma-Aldrich Corp.	498	46,299

		180,473
Commercial banks (2.0%)
BankUnited, Inc.	595	18,505

M&T Bank Corp.	385	42,931

Signature Bank †	237	28,928

Wells Fargo & Co.	148	6,710

		97,074
Commercial services and supplies (1.3%)
Cintas Corp.	226	12,898

Stericycle, Inc. †	156	18,261

Waste Management, Inc.	738	30,834

		61,993
Computers and peripherals (2.8%)
Apple, Inc.	270	135,162

		135,162
Diversified financial services (2.3%)
Berkshire Hathaway, Inc. Class B †	399	44,528

JPMorgan Chase & Co.	1,206	66,764

		111,292
Diversified telecommunication services (1.7%)
Verizon Communications, Inc.	1,720	82,594

		82,594
Electric utilities (1.9%)
ITC Holdings Corp.	79	8,177

PPL Corp.	938	28,675

Southern Co. (The)	1,283	52,911

		89,763
Electrical equipment (0.5%)
Roper Industries, Inc.	171	23,468

		23,468

Strategic Volatility Equity Fund	23

COMMON STOCKS (94.6%)* cont.	Shares	Value

Energy equipment and services (0.1%)
Dril-Quip, Inc. †	60	$6,034

		6,034
Food products (1.6%)
General Mills, Inc.	621	29,820

Hershey Co. (The)	465	46,221

		76,041
Health-care equipment and supplies (0.8%)
C.R. Bard, Inc.	125	16,199

Stryker Corp.	255	19,788

		35,987
Health-care providers and services (2.5%)
Cardinal Health, Inc.	379	25,780

Henry Schein, Inc. †	141	16,199

Laboratory Corp. of America Holdings †	158	14,193

McKesson Corp.	215	37,498

Mednax, Inc. †	240	13,354

Patterson Cos., Inc.	288	11,508

		118,532
Hotels, restaurants, and leisure (2.6%)
McDonald’s Corp.	738	69,497

Starbucks Corp.	796	56,612

		126,109
Household products (2.1%)
Kimberly-Clark Corp.	809	88,480

Procter & Gamble Co. (The)	128	9,807

		98,287
Industrial conglomerates (2.1%)
3M Co.	141	18,075

Danaher Corp.	789	58,694

General Electric Co.	838	21,059

		97,828
Insurance (8.7%)
ACE, Ltd.	577	54,128

Alleghany Corp. †	39	14,521

Allied World Assurance Co. Holdings AG	206	21,202

Aon PLC	681	54,793

Arch Capital Group, Ltd. †	296	15,928

Aspen Insurance Holdings, Ltd.	194	7,547

Axis Capital Holdings, Ltd.	281	12,651

Chubb Corp. (The)	665	56,219

Everest Re Group, Ltd.	116	16,792

PartnerRe, Ltd.	134	13,155

ProAssurance Corp.	427	19,838

RenaissanceRe Holdings, Ltd.	246	22,315

Travelers Cos., Inc. (The)	760	61,773

Validus Holdings, Ltd.	581	20,870

W.R. Berkley Corp.	557	21,589

		413,321
Internet and catalog retail (1.2%)
Priceline.com, Inc. †	52	59,534

		59,534

24	Strategic Volatility Equity Fund

COMMON STOCKS (94.6%)* cont.	Shares	Value

Internet software and services (3.5%)
Google, Inc. Class A †	118	$139,354

VeriSign, Inc. †	436	25,615

		164,969
IT Services (5.4%)
Accenture PLC Class A	374	29,875

Amdocs, Ltd.	563	24,355

Automatic Data Processing, Inc.	785	60,131

Broadridge Financial Solutions, Inc.	534	19,379

DST Systems, Inc.	210	19,110

Gartner, Inc. †	345	24,264

MasterCard, Inc. Class A	1,060	80,221

		257,335
Media (2.4%)
Madison Square Garden Co. (The) Class A †	132	7,660

Omnicom Group, Inc.	321	23,298

Scripps Networks Interactive Class A	123	8,920

Thomson Reuters Corp. (Canada)	498	17,958

Viacom, Inc. Class B	696	57,142

		114,978
Multi-utilities (0.8%)
CMS Energy Corp.	390	10,838

PG&E Corp.	655	27,608

		38,446
Multiline retail (1.3%)
Dillards, Inc. Class A	72	6,286

Dollar Tree, Inc. †	299	15,105

Target Corp.	726	41,121

		62,512
Oil, gas, and consumable fuels (8.3%)
Chevron Corp.	855	95,444

ConocoPhillips	606	39,360

EQT Corp.	122	11,323

Exxon Mobil Corp.	1,565	144,230

Kinder Morgan, Inc.	438	14,896

Occidental Petroleum Corp.	406	35,553

Phillips 66	337	24,631

Spectra Energy Corp.	430	15,459

Williams Cos., Inc. (The)	431	17,451

		398,347
Pharmaceuticals (8.8%)
AbbVie, Inc.	506	24,910

Eli Lilly & Co.	863	46,611

Forest Laboratories, Inc. †	352	23,338

Johnson & Johnson	1,236	109,349

Merck & Co., Inc.	1,800	95,346

Perrigo Co. PLC	126	19,613

Pfizer, Inc.	3,299	100,290

		419,457
Professional services (0.7%)
Equinix, Inc.	233	16,324

Verisk Analytics, Inc. Class A †	273	17,434

		33,758

Strategic Volatility Equity Fund	25

COMMON STOCKS (94.6%)* cont.		Shares	Value

Real estate investment trusts (REITs) (2.5%)
Public Storage R		377	$59,411

Simon Property Group, Inc. R		397	61,471

			120,882
Road and rail (1.5%)
Union Pacific Corp.		410	71,438

			71,438
Semiconductors and semiconductor equipment (0.6%)
Maxim Integrated Products, Inc.		885	26,780

			26,780
Software (6.1%)
FactSet Research Systems, Inc.		186	19,673

Intuit, Inc.		562	41,167

MICROS Systems, Inc. †		369	20,491

Microsoft Corp.		3,332	126,116

Oracle Corp.		1,628	60,073

Synopsys, Inc. †		583	23,238

			290,758
Specialty retail (3.8%)
Aaron’s, Inc.		208	5,593

Advance Auto Parts, Inc.		110	12,629

AutoZone, Inc. †		45	22,278

Bed Bath & Beyond, Inc. †		279	17,814

Home Depot, Inc. (The)		956	73,469

Lowe’s Cos., Inc.		514	23,793

PetSmart, Inc.		158	9,954

TJX Cos., Inc. (The)		249	14,283

			179,813
Textiles, apparel, and luxury goods (0.8%)
VF Corp.		637	37,233

			37,233
Tobacco (2.7%)
Altria Group, Inc.		2,285	80,478

Lorillard, Inc.		1,026	50,500

			130,978
Trading companies and distributors (0.4%)
MRC Global, Inc. †		247	6,896

MSC Industrial Direct Co., Inc. Class A		122	10,250

			17,146
Wireless telecommunication services (0.3%)
SBA Communications Corp. Class A †		165	15,303

			15,303

Total common stocks (cost $4,282,281)			$4,513,571

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.7%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-14/$155.00	$6,553	$28,477

SPDR S&P 500 ETF Trust (Put)	Jan-15/162.00	5,055	35,055

SPDR S&P 500 ETF Trust (Put)	Dec-14/158.00	4,672	25,729

SPDR S&P 500 ETF Trust (Put)	Oct-14/152.00	5,322	17,702

SPDR S&P 500 ETF Trust (Put)	Sep-14/150.00	5,096	13,654

SPDR S&P 500 ETF Trust (Put)	Aug-14/145.00	5,144	8,488

Total purchased options outstanding (cost $158,727)			$129,105

26	Strategic Volatility Equity Fund

SHORT-TERM INVESTMENTS (12.0%)*	Shares	Value

Putnam Short Term Investment Fund 0.07% L	461,668	$461,668

SSgA Prime Money Market Fund zero % P	110,000	110,000

Total short-term investments (cost $571,668)		$571,668

TOTAL INVESTMENTS

Total investments (cost $5,012,676)		$5,214,344

Key to holding’s abbreviations

ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $4,772,559.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $8,875 to cover certain derivatives contracts.

WRITTEN OPTIONS OUTSTANDING at 1/31/14 (premiums $14,252) (Unaudited)

	Expiration date/	Contract
	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Feb-14/$185.00	$11,496	$5,747

SPDR S&P 500 ETF Trust (Call)	Feb-14/184.00	2,748	1,979

SPDR S&P 500 ETF Trust (Call)	Feb-14/185.00	2,683	727

SPDR S&P 500 ETF Trust (Call)	Feb-14/189.00	9,593	469

SPDR S&P 500 ETF Trust (Call)	Feb-14/188.00	2,431	90

SPDR S&P 500 ETF Trust (Call)	Feb-14/188.00	2,892	14

Total			$9,026

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
baskets	12,218	$—	3/18/14	(3 month USD-	A basket	$1,618
				LIBOR-BBA plus	(DBPTNLVE) of
				0.28%)	common stocks

Total		$—				$1,618

Strategic Volatility Equity Fund	27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$580,179	$—	$—

Consumer staples	417,064	—	—

Energy	404,381	—	—

Financials	742,569	—	—

Health care	573,976	—	—

Industrials	513,819	—	—

Information technology	875,004	—	—

Materials	180,473	—	—

Telecommunication services	97,897	—	—

Utilities	128,209	—	—

Total common stocks	4,513,571	—	—

Purchased options outstanding	—	129,105	—

Short-term investments	571,668	—	—

Totals by level	$5,085,239	$129,105	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	—	(9,026)	—

Total return swap contracts	—	1,618	—

Totals by level	$—	$(7,408)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

28	Strategic Volatility Equity Fund

Statement of assets and liabilities 1/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,551,008)	$4,752,676
Affiliated issuers (identified cost $461,668) (Notes 1 and 6)	461,668

Dividends, interest and other receivables	16,655

Receivable for shares of the fund sold	33,515

Receivable for investments sold	637,216

Receivable from Manager (Note 2)	28,454

Unrealized appreciation on OTC swap contracts (Note 1)	1,618

Unamortized offering costs (Note 1)	13,921

Total assets	5,945,723

LIABILITIES

Payable to custodian	38,141

Payable for investments purchased	827,974

Payable for shares of the fund repurchased	32,085

Payable for custodian fees (Note 2)	5,973

Payable for investor servicing fees (Note 2)	1,734

Payable for Trustee compensation and expenses (Note 2)	22

Payable for administrative services (Note 2)	8

Payable for distribution fees (Note 2)	869

Payable for offering costs (Note 1)	112,920

Written options outstanding, at value (premiums $14,252) (Notes 1 and 3)	9,026

Collateral on certain derivative contracts, at value (Note 1)	110,000

Other accrued expenses	34,412

Total liabilities	1,173,164

Net assets	$4,772,559

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$4,678,669

Distributions in excess of net investment income (Note 1)	(197,747)

Accumulated net realized gain on investments (Note 1)	83,125

Net unrealized appreciation of investments	208,512

Total — Representing net assets applicable to capital shares outstanding	$4,772,559

(Continued on next page)

Strategic Volatility Equity Fund	29

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($3,485,663 divided by 337,499 shares)	$10.33

Offering price per class A share (100/94.25 of $10.33)*	$10.96

Net asset value and offering price per class B share ($21,469 divided by 2,085 shares)**	$10.30

Net asset value and offering price per class C share ($95,881 divided by 9,346 shares)**	$10.26

Net asset value and redemption price per class M share ($39,860 divided by 3,863 shares)	$10.32

Offering price per class M share (100/96.50 of $10.32)*	$10.69

Net asset value, offering price and redemption price per class Y share
($1,129,686 divided by 109,339 shares)	$10.33

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30	Strategic Volatility Equity Fund

Statement of operations Six months ended 1/31/14 (Unaudited)

INVESTMENT INCOME

Dividends	$42,554

Interest (including interest income of $108 from investments in affiliated issuers) (Note 6)	126

Total investment income	42,680

EXPENSES

Compensation of Manager (Note 2)	16,222

Investor servicing fees (Note 2)	5,129

Custodian fees (Note 2)	4,988

Trustee compensation and expenses (Note 2)	142

Distribution fees (Note 2)	4,734

Administrative services (Note 2)	74

Amortization of offering costs (Note 1)	56,924

Auditing and tax fees	18,518

Blue sky expense	9,199

Other	5,597

Fees waived and reimbursed by Manager (Note 2)	(93,350)

Total expenses	28,177

Expense reduction (Note 2)	(7)

Net expenses	28,170

Net investment income	14,510

Net realized gain on investments (Notes 1 and 3)	163,632

Net realized gain on swap contracts (Note 1)	103,055

Net realized loss on written options (Notes 1 and 3)	(10,274)

Net unrealized depreciation of investments, swap contracts, and written options
during the period	(30,582)

Net gain on investments	225,831

Net increase in net assets resulting from operations	$240,341

The accompanying notes are an integral part of these financial statements.

Strategic Volatility Equity Fund	31

Statement of changes in net assets

		For the period 3/18/13
	Six months	(commencement of
INCREASE IN NET ASSETS	ended 1/31/14*	operations) to 7/31/13

Operations:
Net investment income	$14,510	$7,226

Net realized gain (loss) on investments	256,413	(122,733)

Net unrealized appreciation (depreciation) of investments	(30,582)	239,094

Net increase in net assets resulting from operations	240,341	123,587

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(195,455)	—

Class B	(1,155)	—

Class C	(8,557)	—

Class M	(577)	—

Class Y	(64,294)	—

Increase from capital share transactions (Note 4)	786,992	891,677

Total increase in net assets	757,295	1,015,264

NET ASSETS

Beginning of period (Note 5)	4,015,264	3,000,000

End of period (including distributions in excess of net
investment income of $197,747 and undistributed net
investment income of $57,781, respectively)	$4,772,559	$4,015,264

* Unaudited

The accompanying notes are an integral part of these financial statements.

32	Strategic Volatility Equity Fund

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Strategic Volatility Equity Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	(%)

Class A
January 31, 2014**	$10.35	.03	.57	.60	(.62)	(.62)	$10.33	5.67*	$3,486	.66*	.31*	72*
July 31, 2013†	10.00	.02	.33	.35	—	—	10.35	3.50*	3,090	.49*	.18*	21*

Class B
January 31, 2014**	$10.32	(.01)	.57	.56	(.58)	(.58)	$10.30	5.30*	$21	1.03*	(.07)*	72*
July 31, 2013†	10.00	(.01)	.33	.32	—	—	10.32	3.20*	21	.76*	(.09)*	21*

Class C
January 31, 2014**	$10.32	(.01)	.56	.55	(.61)	(.61)	$10.26	5.28*	$96	1.03*	(.06)*	72*
July 31, 2013†	10.00	(.01)	.33	.32	—	—	10.32	3.20*	16	.76*	(.08)*	21*

Class M
January 31, 2014**	$10.33	(.01)[g]	.58	.57	(.58)	(.58)	$10.32	5.41*	$40	.91*	(.12)*[g]	72*
July 31, 2013†	10.00	— [e]	.33	.33	—	—	10.33	3.30*	10	.67*	—*[f]	21*

Class Y
January 31, 2014**	$10.36	.04	.56	.60	(.63)	(.63)	$10.33	5.74*	$1,130	.53*	.43*	72*
July 31, 2013†	10.00	.03	.33	.36	—	—	10.36	3.60*	878	.39*	.30*	21*

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

January 31, 2014	2.11%

July 31, 2013	2.69

e Amount represents less than $0.01 per share.

f Amount represents less than .01%.

g The net investment income ratio and per share amount shown for the period ending January 31, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

34	Strategic Volatility Equity Fund	Strategic Volatility Equity Fund	35

Notes to financial statements 1/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through January 31, 2014.

Putnam Strategic Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek a total return in excess of that of the U.S. equity markets, but with comparable volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks combined with the options, total return swaps, and other derivative strategies described below, may be able to earn investment returns in excess of market returns, but with volatility comparable to the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to invest in total return swaps on market indices, the fund’s individual portfolio securities, or baskets of securities, and in other derivatives to increase the fund’s exposure to low beta stocks, which will create investment leverage. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. The fund may use derivatives in addition to call options and put options, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

36	Strategic Volatility Equity Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to manage downside risks.

Strategic Volatility Equity Fund	37

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $727 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

38	Strategic Volatility Equity Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$172,028	$—	$172,028

The aggregate identified cost on a tax basis is $5,013,936, resulting in gross unrealized appreciation and depreciation of $311,468 and $111,060, respectively, or net unrealized appreciation of $200,408.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $112,920 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Strategic Volatility Equity Fund	39

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Commencing with the fund’s thirteenth whole calendar month of operation (April 2014), the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2014, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plans) would not exceed an annual rate of 1.05% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,382 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $90,968 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

40	Strategic Volatility Equity Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,798	Class M	19

Class B	25	Class Y	1,189

Class C	98	Total	$5,129

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,130	Class M	62

Class B	107	Total	$4,734

Class C	435

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $981 and $151 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Strategic Volatility Equity Fund	41

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,532,553 and $2,916,808, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$27,666	$5,055

Options opened	159,851	76,483
Options exercised	—	—
Options expired	(111,135)	(45,191)
Options closed	(44,539)	(22,095)

Written options outstanding at the
end of the reporting period	$31,843	$14,252

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 3/18/13
			(commencement of operations)
	Six months ended 1/31/14		to 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	39,243	$412,609	4,016	$40,948

Shares issued in connection with
reinvestment of distributions	1,082	11,317	—	—

	40,325	423,926	4,016	40,948

Shares repurchased	(1,413)	(14,642)	(1,429)	(14,722)

Net increase	38,912	$409,284	2,587	$26,226

			For the period 3/18/13
			(commencement of operations)
	Six months ended 1/31/14		to 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	36	$385	993	$10,222

Shares issued in connection with
reinvestment of distributions	56	580	—	—

	92	965	993	10,222

Shares repurchased	—	—	—	—

Net increase	92	$965	993	$10,222

42	Strategic Volatility Equity Fund

			For the period 3/18/13
			(commencement of operations)
	Six months ended 1/31/14		to 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	12,410	$132,757	557	$5,636

Shares issued in connection with
reinvestment of distributions	764	7,944	—	—

	13,174	140,701	557	5,636

Shares repurchased	(5,385)	(55,953)	—	—

Net increase	7,789	$84,748	557	$5,636

			For the period 3/18/13
			(commencement of operations)
	Six months ended 1/31/14		to 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	2,863	$30,290	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	2,863	30,290	—	—

Shares repurchased	—	—	—	—

Net increase	2,863	$30,290	—	$—

			For the period 3/18/13
			(commencement of operations)
	Six months ended 1/31/14		to 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	28,776	$304,818	93,575	$949,591

Shares issued in connection with
reinvestment of distributions	6,080	63,598	—	—

	34,856	368,416	93,575	949,591

Shares repurchased	(10,301)	(106,711)	(9,791)	(99,998)

Net increase	24,555	$261,705	83,784	$849,593

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	296,000	87.7%	$3,057,680

Class B	1,000	48.0	10,300

Class C	1,000	10.7	10,260

Class M	1,000	25.9	10,320

Strategic Volatility Equity Fund	43

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 15, 2013 and commenced operations on March 18, 2013. Prior to March 18, 2013, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,960,000	296,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class Y	10,000	1,000

Note 6: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$261,455	$801,096	$600,883	$108	$461,668

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$30,000

Written equity option contracts (contract amount) (Note 3)	$31,000

OTC total return swap contracts (notional)	$1,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Investments,
Equity contracts	Receivables	$130,723	Payables	$9,026

Total		$130,723		$9,026

44	Strategic Volatility Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(101,485)	$103,055	$1,570

Total	$(101,485)	$103,055	$1,570

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Swaps	Total

Equity contracts	$16,242	$(23,961)	$(7,719)

Total	$16,242	$(23,961)	$(7,719)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Deutsche Bank AG	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$1,618	$1,618

Purchased options**#	68,321	—	60,784	129,105

Total Assets	$68,321	$—	$62,402	$130,723

Liabilities:

OTC Total return swap contracts*#	—	—	—	—

Written options#	573	727	7,726	9,026

Total Liabilities	$573	$727	$7,726	$9,026

Total Financial and Derivative Net Assets	$67,748	$(727)	$54,676	$121,697

Total collateral received (pledged)##†	$67,748	$—	$—	$67,748

Net amount	$—	$(727)	$54,676	$53,949

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

Strategic Volatility Equity Fund	45

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

345,082	—	—	48,440

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

46	Strategic Volatility Equity Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Strategic Volatility Equity Fund	47

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

48	Strategic Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Strategic Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA123
285941 3/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2014